UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2016

PATRIOT SCIENTIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22182	84-1070278
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2038 Corte Del Nogal, Suite 141, Carlsbad, CA 92011-1478
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (760) 795-8517

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into a Material Definitive Agreement.

On August 10, 2016, the joint venture of Patriot Scientific Corporation (the “Company”) and Technology Properties Limited LLC (“TPL”), known as Phoenix Digital Solutions, LLC, a Delaware limited liability company (“PDS”), entered into an Agreement (the “Agreement”) with MMP Licensing LLC, a California limited liability company (“MMP Licensing LLC”), and Alliacense Limited LLC, a Delaware limited liability company (“Alliacense”).

Pursuant to the Agreement, MMP Licensing LLC will provide commercialization services to PDS for commercialization of the Moore Microprocessor Patent portfolio (the “MMP Portfolio”) with respect to certain companies (the “Project”). PDS also granted a license to MMP Licensing LLC for the commercialization of the MMP Portfolio.

Alliacense agreed to cooperate with reasonable discovery requests and provide support to litigation counsel through the provision of properly produced and protected materials in connection with patent infringement litigation currently pending in the United States District Court for the Northern District of California. Additionally, PDS agreed to pay Alliacense $84,000 within 24 hours after Alliacense delivers certain materials to Dominion Harbor Group, LLC, another company providing commercialization services to PDS, and an additional $84,000 out of subsequent recoveries under the Project. PDS and Alliacense have agreed to cause the arbitration between such parties to be dismissed with prejudice and provide mutual releases within 48 hours after PDS’s first payment of $84,000 to Alliacense.

The Agreement will terminate six years after the last-to-expire patent in the MMP Portfolio; provided that either party may terminate the agreement in the event of a material breach by the other party that is not cured, if capable of being cured, within 60 days after written notice of the breach.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits. The following materials are filed as exhibits to this current report on Form 8-K:

Exhibit Number

10.1	Agreement effective August 10, 2016 between Phoenix Digital Solutions, LLC, MMP Licensing LLC, and Alliacense Limited LLC.*

*The Company has requested confidential treatment of portions of the exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The confidential portions of this exhibit have been omitted and are marked accordingly. The confidential portions have been filed separately with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT SCIENTIFIC CORPORATION

Date: August 16, 2016	By: /s/ CLIFFORD L. FLOWERS
Clifford L. Flowers
Chief Financial Officer

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